Exhibit 10.11

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

SUPPLY & LICENSE AGREEMENT

This Supply and License Agreement (this “Agreement”), made as of September 1, 2020 (“Effective Date”), is by and between BIOTIUM, INC. (“BIOTIUM”), a California corporation with a place of business at 46117 Landing Parkway, Fremont, CA 94538, and CYTEK BIOSCIENCES, INC., a Delaware corporation with place of business at 46107 Landing Parkway, Fremont, CA 94538 (along with its Affiliates, “LICENSEE”).

ARTICLE 1. BACKGROUND RECITALS

BIOTIUM has expertise in the development and manufacture of fluorescent dyes, bioassay kits and other related research reagents. BIOTIUM has developed a group of proprietary fluorescent dyes that are useful for in vitro and in vivo optical imaging, and is skilled in the manufacture of those fluorescent dyes and related reagents.

LICENSEE desires to purchase certain Biotium Products (as listed on Exhibit A) from BIOTIUM to conjugate to proteins and/or antibodies and to use such conjugates as a component in Licensed Products, and to obtain from BIOTIUM rights to market and sell Licensed Products to its End-Users and Distributors.

BIOTIUM is willing to supply Biotium Products to LICENSEE and to grant LICENSEE rights to use Biotium Products to conjugate to proteins and/or antibodies, all in accordance with the terms and conditions set forth in this Agreement.

Based on the foregoing recitals and in consideration of the mutual covenants and promises herein contained, the Parties agree as follows:

ARTICLE 2. DEFINITIONS

For purposes of this Agreement and all Exhibits attached hereto, the following terms shall have the meaning set forth below:

2.1 “Affiliate” means, with respect to either Party, a person or entity, including without limiting the generality of the foregoing, corporations, partnerships and joint ventures, that directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Party. “Control” (and, with correlative meanings, the term “controlled by” and “under common control with”) means the possession of the power to direct or cause the direction of the management and policies of a person or entity, whether through the ownership of voting stock, by contract or otherwise. In the case of a corporation, “control” shall mean, among other things, the direct or indirect ownership of fifty percent (50%) or more of its outstanding voting stock.

2.2 “Agency” means any applicable Government Authority involved in establishing or maintaining regulations, or granting approvals, for the manufacture of Products or the formulation or sale of Products.

2.3 “Agreement” means this Agreement, as amended from time to time.

2.4 “ASR” means Analyte Specific Reagents as defined by 21 CFR 864.4020 or any successor or replacement definition or any foreign equivalent.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

2.5 “BIOTIUM LICENSED PATENTS” means the Intellectual Property Rights licensed to, owned, or otherwise controlled by BIOTIUM or its Affiliates, existing as of the Effective Date or thereafter, that relate to the manufacture, use, sale, or import or other commercialization of the Licensed Products, or derivatives or combinations thereof, including but not limited to i) the Patents and Patent applications listed in Exhibit D, all Patents issuing from said Patents and Patent applications, and any divisionals, continuations and continuations-in-part, and reissues and reexaminations of any such Patents and Patent applications, together with all foreign counterparts of the foregoing; ii) know-how not generally available to the public but transferred to LICENSEE under this Agreement; iii) trademarks listed in Exhibit D, including any modifications that may be made thereto from time to time as provided under this Agreement, and all associated trade names, logos, and product names, whether or not such trademarks are registered with the United States Patent and Trademark Office or other governmental body; and (iv) copyrights as described in Section 13.4 (technical publications), whether or not such copyrights are registered with the US Library of Congress or other governmental body.

2.6 “Biotium Product(s)” or “Product(s)” means the current, specific products identified by BIOTIUM’s catalog numbers listed on Exhibit A attached hereto, a general description of which is set forth opposite each such catalog number. Biotium Products shall also include any such products as changed or modified by Biotium in a manner that does not substantially alter the form, fit or function of any such product.

2.7 “Confidential Information” of a Party means all materials, know-how or other information, including, without limitation, proprietary information and materials (whether or not patentable) regarding such Party’s technology, products, business information or objectives, which is disclosed to the other Party and designated as confidential by the disclosing Party, including by letter or by the use of an appropriate stamp or legend, prior to or at the time any such material or other information is disclosed by the disclosing Party to the other Party. Notwithstanding the foregoing to the contrary, materials, know-how or other information which is orally, electronically or visually disclosed by a Party, or is disclosed in writing without an appropriate letter, stamp or legend, shall constitute Confidential Information of a Party if it would be apparent to a reasonable person that such information is confidential or proprietary to the disclosing Party. Notwithstanding the foregoing, any technical or financial information of a Party disclosed by such Party to the other Party or disclosed through an audit or sales report shall constitute Confidential Information of the disclosing Party unless otherwise specified. Confidential Information of a Party will also include all information disclosed by such Party under that certain Confidential Disclosure Agreement between the Parties dated October 18, 2019 (the “CDA”).

2.8 “Deduction” means, in relation to the sale to End-Users or a Distributor of any Licensed Products hereunder, [***].

2.9 “Delivery Date” means the date on which delivery of Biotium Product(s) is specified in a Purchase Order that is accepted by Biotium.

2.10 “DIAGNOSTICS” means government regulated products or processes for quantitative or qualitative testing of samples of human or animal origin to produce results reported to clinicians intended to be used and/or used by such clinicians in the identification, staging, predisposition, diagnosis, prognosis, monitoring or treatment of disease or other health-related conditions, including but not limited to the detection of pathogens, the detection of genetic disease or genetic pre-disposition to disease, and tissue transplantation typing.

2.11 “Distributor” means a third party that resells Licensed Products to End-Users under the LICENSEE name as set forth in Section 3.2 b), where such Licensed Products are resold as packaged and sold by LICENSEE thereunder, and subject to the use limitations of this Agreement.

2.12 “End-User” means the ultimate user who purchases or otherwise acquires Licensed Product(s) from LICENSEE or a Distributor as contemplated by this Agreement, whose use consumes or destroys the commercial utility of such Licensed Products, or after which use any remaining Licensed Product is discarded.

2.13 “FIELD OF USE” means for RESEARCH and ASR purposes. The use of Licensed Products for providing medical or non-ASR human diagnostic testing is expressly excluded from the FIELD OF USE.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

2.14 “Government Authority” means any governmental authority or court, tribunal, agency, department, commission, arbitrator, board, bureau, or instrumentality of the United States of America or any other country or territory, or domestic or foreign state, prefecture, province, commonwealth, city, county, municipality, territory, protectorate or possession, including, without limitation, any Agency.

2.15 “Intellectual Property Rights” means Patents, inventions, discoveries, mask work rights, copyrights (including, without limitation, software, algorithms, computer programs, and multi-media works), trademarks, Confidential Information (as defined herein), trade-secret, know-how, and any other intellectual property whether patentable or not. “Patents” shall mean U.S. and non-U.S. (i) unexpired letters patent (including inventor’s certificates) that have not lapsed or been held invalid or unenforceable by a court or administrative body of competent jurisdiction from which no appeal can be taken or has been taken within the required time period, including any substitution, extension, registration, confirmation, reissue, reexamination, renewal or any like filing thereof and (ii) pending applications for letters patent that have not been the subject of a rejection notice from which an appeal cannot be taken or in respect of which the applicable period of appeal has expired, including any continuation, division or continuation-in-part thereof and any provisional applications.

2.16 “Invoice” means a BIOTIUM invoice issued to LICENSEE in accordance with the terms of this Agreement.

2.17 “Laws” means all laws, statutes, ordinances, codes, regulations and other pronouncements having the effect of law of any Government Authority.

2.18 “Licensed Product” means any commercial product of LICENSEE incorporating Biotium Product, the use or sale of which would infringe (directly or indirectly) one or more Valid Claims within the BIOTIUM LICENSED PATENTS (each, a “Covering Claim” for such Licensed Product).

2.19 “Licensed Service” means a service which is carried out using Licensed Products.

2.20 “NET SALES” means the gross revenues received by LICENSEE and its Affiliates from the sale of Licensed Product and/or Licensed Service to Third Parties less applicable Deductions. In the event that Licensed Product is sold or used in performing Licensed Service in the form of combination products or kits containing one or more other Active Components other than the Licensed Product, NET SALES for such combination products, kits or Licensed Service will be calculated by multiplying the actual NET SALES of such combination products, kits or Licensed Service by the fraction A/B, where A is the total number of Licensed Products in the combination product or kit and B is the total number of Active Components including the Licensed Product in the combination product or kit. For purposes of this Agreement, “Active Components” shall mean components such as antibodies, antigens, fluorescent dyes, fluorescent proteins, beads and/or magnetic particles, and shall specifically exclude components such as buffers, packaging and media.

2.21 “Party” means BIOTIUM or LICENSEE; “Parties” means BIOTIUM and LICENSEE. As used in this Agreement, reference to “Third Parties” means persons or entities other than a Party or its Affiliates.

2.22 “Purchase Order” means a LICENSEE purchase order issued to BIOTIUM in accordance with the terms of this Agreement.

2.23 “Quarter” means one calendar quarter (a consecutive three-month period) of a Year.

2.24 “Research” means the investigation of biological or biochemical processes or research and development of biological or biochemical products. The term “Research” expressly includes, but is not limited to, the use of the Licensed Products in drug discovery or drug screening or other research to develop new products and services, and to commercialize such new products and services. Uses which do not fall within this definition of the term “Research” are expressly excluded, including without limitation all diagnostic, vaccine, or therapeutic use.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

2.25 “Specifications” means information specifying the technical and performance criteria for Biotium Products that is set forth in Exhibit C.

2.26 “Territory” means worldwide.

2.27 “Trademarks” means BIOTIUM’s trademarks, logos, and trade dress which may be affixed either to the Licensed Products or on the packages/containers in which such Licensed Products are shipped, or which are included in written materials relating to or mentioning the Licensed Products, including the trademarks listed on Exhibit D.

2.28 “Valid Claim” means any claim of (a) an issued and unexpired patent, which claim has not lapsed or been revoked or held invalid, unpatentable or unenforceable by a court or administrative body of competent jurisdiction from which no appeal can be taken or has been taken within the required time period, and that has not been canceled, withdrawn, abandoned, disclaimed, denied or admitted to be invalid or unenforceable, or (b) a pending patent application, which claim has not been canceled, withdrawn, abandoned, or the subject of a rejection notice from which an appeal cannot be taken or in respect of which the applicable period of appeal has expired, and has been pending for less than [***] years from its earliest priority date.

2.29 “Year” means calendar year.

ARTICLE 3. SCOPE OF AGREEMENT

3.1 This Agreement sets forth the terms and conditions that govern BIOTIUM’s supply of Biotium Products, as set forth in Exhibit A, and LICENSEE’s right to resell and distribute Licensed Products under BIOTIUM LICENSED PATENTS. This Agreement does not apply to the purchase or supply of any other materials or services, and does not apply to the grant of any other rights, other than as set forth herein.

3.2 Subject to all of the terms of this Agreement:

(a) BIOTIUM hereby grants to LICENSEE and LICENSEE hereby accepts from BIOTIUM, a non-exclusive license under BIOTIUM LICENSED PATENTS, without right to sublicense, for LICENSEE to make, have made, develop, have developed, use, have used, sell, have sold, offer to sell, have offered for sale, import, have imported, and otherwise commercialize Licensed Products and perform and have performed Licensed Services in the FIELD OF USE in the Territory. Upon expiration of the last-to-expire Covering Claim for any Licensed Product and country, such license for such Licensed Product and country will be fully-paid and royalty-free.

(b) The foregoing license includes the rights to (i) convey to End-Users the right to use the Licensed Products in the FIELD OF USE, (ii) employ Affiliates to make, have made, developed, have developed, import, have imported, use, have used, sell, have sold, and offer to sell, and have offered for sale Licensed Products and/or perform and have performed Licensed Services in the FIELD OF USE, (iii) employ Distributors, either directly or through Affiliates, to sell Licensed Products under the label of LICENSEE to End-Users and convey to such End-Users the same rights conveyed under Subsection 3.2 b) (i) hereof, and (iv) convey to THIRD PARTIES that purchase Licensed Products from LICENSEE, either directly or through AFFILIATES or Distributors, the right to re-sell Licensed Products under the label of such third party to End-Users to use the Licensed Product in the FIELD OF USE. Such a THIRD PARTY that purchases from the LICENSEE may re-sell Licensed Products through its own Distributors or Affiliates. None of the foregoing shall be construed as a sub-license.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

3.3 For purposes of clarification, LICENSEE, its Affiliates and its and their customers shall have the right to use Licensed Products and LICENSED SERVICES in commercial research for the development of products and services, and shall be free to commercialize such products and services, but only to the extent that the manufacture, use, sale or import of the products and services that result from such research would not otherwise infringe any Valid Claims under the BIOTIUM LICENSED PATENTS.

3.4 No right or license is granted to LICENSEE under this Agreement to manufacture or have manufactured the Biotium Products.

3.5 To the extent that the rights granted to LICENSEE are shared with one or more of its Affiliates pursuant to Section 3.2 hereunder, LICENSEE shall impose limitations and obligations so that such Affiliates shall be bound under the same limitations and obligations imposed on LICENSEE hereunder.

ARTICLE 4. PRICE

4.1 Exhibit A attached hereto sets forth the current U.S. list price for the Biotium Products (“Price”) which prices shall remain fixed until at least the [***] anniversary of the Effective Date. Price may be increased upon the [***] anniversary date of the Effective Date to reflect increases to the costs of raw materials and other costs of manufacturing, provided, however, that such increase shall not be greater than [***]. Biotium shall notify LICENSEE in writing at least [***] days in advance of any Price adjustment and shall provide reasonable documentation of the increase in costs of raw materials or other costs of manufacturing that justify such Price increase.

4.2 Prices given in Exhibit A are exclusive of, and LICENSEE shall be responsible for the payment of, shipping charges (including freight and insurance, customs fees, as well as any applicable sales, use, service, value added and similar taxes) on a carrier approved by LICENSEE.

4.3 For the avoidance of doubt, BIOTIUM agrees to offer the same pricing for the Products as BIOTIUM is obligated to provide to LICENSEE hereunder, to all Affiliates of LICENSEE, and LICENSEE Affiliates may issue Purchase Orders pursuant to this Agreement.

ARTICLE 5. ORDERING

5.1 Orders for the purchase of Products hereunder shall be submitted to BIOTIUM on a Purchase Order. All Purchase Orders must be acknowledged by BIOTIUM and either accepted or rejected within [***] business days of receipt. In no event may BIOTIUM reject a Purchase Order unless such Purchase Order includes a requested Delivery Date that is not within the lead time for any Product ordered thereunder specified in Exhibit A. All terms and conditions of sale or otherwise pertaining to the Products sold hereunder are set forth in this Agreement. The terms and conditions of this Agreement will control any and all procurement of Product by or on behalf of LICENSEE and shall supersede the terms of any Purchase Orders, invoices, or other documents, including, without limitation, package inserts and labels, relating to the Product, issued by LICENSEE or BIOTIUM; accordingly, such terms are null and void, unless agreed upon in writing by duly authorized representatives of both Parties.

5.2 Upon acceptance of a Purchase Order, BIOTIUM shall supply Products in accordance with the Specifications and ship such Products in accordance with the Delivery Date set forth in the Purchase Order.

5.3 Purchase Orders will include the quantities and types of Products purchased by LICENSEE thereunder with Delivery Dates. LICENSEE may cancel or defer any Purchase Order without penalty, provided that such cancellation notice is received by BIOTIUM at least [***] days prior to the scheduled delivery date for a Product shipment. If LICENSEE cancels or defers a Purchase Order with less than the aforementioned notice BIOTIUM shall [***] minimize any charges to LICENSEE.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

5.4 Products shall be packed and shipped in accordance with BIOTIUM’s standard practices. LICENSEE may specify different shipping instructions, subject to agreement by BIOTIUM, provided that LICENSEE will be subject to an additional charge if the alternate method increases the cost of shipping, equal to the increased cost. All packing shall conform to requirements of carrier’s tariffs.

ARTICLE 6. SHIPPING AND DELIVERY

6.1 BIOTIUM shall deliver Products to LICENSEE no later than the Delivery Dates set forth in Purchase Orders accepted by BIOTIUM. Time is of the essence.

6.2 All Products delivered pursuant to the terms of this Agreement shall be F.O.B. BIOTIUM manufacturing plant, freight and insurance prepaid and added to the invoice, to LICENSEE’s address or other place of delivery as designated on the Purchase Order. LICENSEE may use LICENSEE’s designated carrier and insurer and in such case, LICENSEE shall provide its account number for such carrier and BIOTIUM will use such account number for all shipments unless otherwise agreed to in writing. All customs, duties, costs, taxes, insurance premiums, and other expenses relating to such transportation and delivery shall be at LICENSEE’s expense.

6.3 In the event circumstances of force majeure as defined in Section 21.2 exist which would prevent or delay delivery of Products by BIOTIUM, BIOTIUM shall have the right to apportion Products available for delivery among its various customers; provided that (a) BIOTIUM shall notify LICENSEE [***] upon becoming aware of any anticipated prevention or delay of delivery and (b) BIOTIUM shall apportion Products [***] based on [***].

6.4 Title, as provided in this Agreement, and risk of loss with respect to all Products shall pass from BIOTIUM to LICENSEE upon transfer to the carrier, except for any Products that are rejected by LICENSEE.

ARTICLE 7. SPECIFICATIONS AND QUALITY

7.1 BIOTIUM shall manufacture and package and supply all Products in accordance with and to meet the Specifications.

7.2 Biotium shall supply a Certificate of Analysis (C of A) for the Products with each shipment of such Products confirming and certifying that the Products meet the Specifications. MSDS shall be readily available from Biotium upon request. If LICENSEE does not receive such C of A for any Product with the shipment thereof, such C of A shall be readily available from BIOTIUM upon request. LICENSEE shall be responsible for distribution of information contained in the MSDS to its customers and employees, and if such information is legally required to accompany materials transferred by LICENSEE.

BIOTIUM shall also provide LICENSEE with Agency certification, for those countries in which the applicable Agency is in the practice of requiring any such certifications.

7.3 Although there may be parameters other than those set forth in this AGREEMENT that may determine the suitability of the Biotium Products for incorporation into LICENSEE’s products and the use thereof in the FIELD OF USE, only the Specifications for the Biotium Products that are specifically set forth in this AGREEMENT, as may be amended by written agreement of the Parties, shall be used to determine acceptance by LICENSEE of the Biotium Products with respect to incoming inspection under Article 8 below.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

7.4 Process Changes. Notwithstanding anything herein to the contrary, BIOTIUM shall not amend, change or supplement any of the following, except as may be required to comply with applicable Laws and regulations and Agency requirements, without LICENSEE’s prior written consent: (A) the Specifications; (B) the raw materials used to manufacture the Products; or (C) the process for manufacturing the Products. Any change in any of the foregoing shall, in each case, comply with all applicable Laws, regulations and Agency requirements. BIOTIUM shall notify LICENSEE in advance of making any such change that is required to comply with applicable Laws, regulations or Agency requirements and shall provide all information reasonably requested by LICENSEE related to any such change. In the event that BIOTIUM desires to change any of the foregoing, BIOTIUM agrees to: (i) immediately notify LICENSEE of such change; and (ii) if LICENSEE agrees to such change, be responsible, at its expense, for ensuring that all Products manufactured following such change conform to the Specifications and the Product quality and yields achieved during the validation batches. BIOTIUM shall continue to supply LICENSEE with Products approved under then current regulatory filings until such time as the Products manufactured following such change are permitted under any new regulatory filings. If BIOTIUM makes any regulatory filings or otherwise attempts to obtain any Agency approvals, BIOTIUM must immediately notify LICENSEE whether such changes have been approved or rejected.

7.5 Product Issues. BIOTIUM agrees to promptly notify LICENSEE of any lot failure, manufacturing problems or similar issues that may impact LICENSEE’s ability to distribute Products or Licensed Products to its customers. Within [***] days following BIOTIUM’s receipt of any response or other notice from LICENSEE that a problem has developed with a Product, BIOTIUM agrees to provide a detailed written response to LICENSEE outlining a plan to resolve the problem, to the extent such problem is related to BIOTIUM’s manufacture of the Product or obligations hereunder.

7.6 Manufacturing Records. BIOTIUM agrees to retain all records relating to the manufacturing of Products for a period of not less than [***] years, when applicable, from the date of manufacture of each batch of Product. BIOTIUM shall provide LICENSEE with complete and accurate copies of the appropriate documents for each production batch, upon LICENSEE’s request. Upon written request to BIOTIUM, LICENSEE shall have the right to have representatives visit the manufacturing facilities of BIOTIUM during normal business hours to review BIOTIUM’s manufacturing operations, to assess its compliance with ISO 9001 and applicable laws and regulations, and to discuss any related issues with BIOTIUM’s manufacturing and management personnel.

ARTICLE 8. INSPECTIONS AND RETURNS

8.1 Any return of the Products requires written authorization from BIOTIUM and a return authorization number. Any claim for shipping discrepancies or damage must be made within [***] business days of receipt of the shipment. Errors due to improper packaging by BIOTIUM or failure to ship the correct Product in the correct quantities shall be resolved by BIOTIUM as requested by LICENSEE, which may include return, replacement, reshipment, refund, etc., depending on the type and source of error; provided that in no event shall LICENSEE be obligated to pay for any Product it does not receive or for Product damaged as a result of improper packaging. With respect to damage to Product caused during shipment the Parties will mutually work together to make any appropriate claims with the applicable carrier and insurer. Any credit for return of the Products ordered in error may be subject to a nominal restocking fee. BIOTIUM shall be responsible for shipping costs for all Product returned as a result of BIOTIUM’s error.

8.2 LICENSEE shall notify BIOTIUM of any claim of a non-conforming Product within [***] business days after LICENSEE receives such Products from BIOTIUM or [***] days from when LICENSEE becomes aware of the non-conformance, whichever is later. The absence of any such notice within such period shall constitute acceptance of the Products by LICENSEE, but does not constitute a waiver of any rights of LICENSEE or obligations of BIOTIUM with respect to Products hereunder. Within [***] business days after LICENSEE provides any such notice, LICENSEE shall receive notification whether BIOTIUM believes such Products were non-conforming when shipped. If such notification confirms, or the Third Party laboratory described below determines, that the Products were non-conforming when shipped or if BIOTIUM fails to provide any notice within such [***] business day period, BIOTIUM will replace such Products within [***] days and reimburse LICENSEE for all costs and expenses incurred in connection with the replacement. If such timely notification denies that such Products were non-conforming when shipped, BIOTIUM and LICENSEE shall use their reasonable commercial efforts to establish the cause of the discrepancy, and to resolve the matter. If the Parties are unable to resolve the matter, then they shall submit a sample of the applicable Product to a mutually acceptable independent Third Party laboratory for testing, whose determination will be final and binding on the Parties. The Party against whom the laboratory rules will bear the costs of the testing. LICENSEE shall arrange the disposal and destruction of any non-conforming Product at BIOTIUM’s expense, or at BIOTIUM’s request and expense, LICENSEE shall return the non-conforming Product to BIOTIUM.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

8.3 BIOTIUM shall not be responsible for any non-conformance that is due to any failure by the carrier or LICENSEE to handle or store the Products as indicated on the label, Specifications, or accompanying product information.

ARTICLE 9. TECHNICAL SUPPORT

9.1 BIOTIUM shall provide to LICENSEE scientific and technical information regarding the use of the Products, subject to provisions of Section 15.1 of this Agreement, available to BIOTIUM and useful to obtain registrations, licenses, and permits useful for the sale and distribution of the Products, or to respond to inquiries from customers, or governmental or regulatory authorities. Unless otherwise agreed to in writing by the Parties, no additional consideration is required for the transfer of technical information to LICENSEE, and LICENSEE and its Affiliates assume sole responsibility for results obtained in reliance thereon, unless resulting from the negligence or willful misconduct of BIOTIUM or its employees or agents.

ARTICLE 10. PAYMENT

10.1 Upon or after delivery of the Product to the F.O.B. point, BIOTIUM shall submit an Invoice to LICENSEE that specifies the Purchase Order number, Product(s) delivered, quantity and unit price of each Product delivered, and shipping date. LICENSEE agrees to pay the undisputed amount of all Invoices submitted by BIOTIUM within [***] days from LICENSEE’s acceptance of the Products subject to the Invoice. The due date for disputed amounts shall occur [***] days after the dispute is resolved and a confirmed Invoice is received by LICENSEE.

10.2 Unless otherwise mutually agreed in writing, all payments to BIOTIUM shall be made by i) check drawn on a bank in the United States; ii) direct deposit through a bank specified by the applicable recipient; or iii) wire transfer.

10.3 All amounts payable under this Agreement to BIOTIUM shall be in the currency of the United States of America. LICENSEE shall be responsible for any bank transfer fees, which may not be credited against or withheld from the amount due to BIOTIUM.

10.4 If payment is not received by the due date, an interest charge may be added at the rate of [***] per month ([***] per year) or the maximum legal rate, whichever is less, to unpaid invoices from the due date thereof. Where invoices are not timely paid and not subject to a bona fide dispute between the Parties, subsequent shipments may be delayed or subject to prepayment until overdue amounts are paid.

10.5 Commencing at the end of [***] following the Effective Date of this Agreement and within [***] days following the end of [***] during the term of this Agreement, LICENSEE shall furnish BIOTIUM with a written report showing in reasonable detail its NET SALES for each Licensed Product sold or otherwise transferred for value, during [***] and accounting for amounts payable hereunder pursuant to Article 12 (proprietary rights) and Exhibit B (fees and royalties). If no sales of Licensed Products have been made during [***] after the first commercial sale of Licensed Products, then a statement to this effect is required. Such report shall include at least the following:

(a) separately itemized quantities of Licensed Products sold during such [***];

(b) the aggregate NET SALES of each Licensed Product;

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(c) the calculation of net royalties based on a royalty rate as defined in Exhibit B;

(d) the net royalties due.

Such report shall be sent to BIOTIUM as set forth in Section 19.1 (notice requirements), which shall be accompanied by remittance of any and all royalties due for such [***].

10.6 For sales of Licensed Products invoiced in United States dollars, NET SALES and royalties payable shall be expressed in United States dollars. For sales outside the United States, the exchange rate used to compute NET SALES shall be the exchange rate used in LICENSEE’s accounting system.

10.7 Notwithstanding the provisions of Section 21.2 (Force Majeure), if at any time legal restrictions prevent prompt payment of part or all royalties owed to BIOTIUM by LICENSEE with respect to any country where a Licensed Product is sold or distributed, LICENSEE shall have the right, in its sole discretion, to make such payments by depositing the amount thereof in local currency to BIOTIUM’s account in a bank or other depository BIOTIUM may request in such country. If the royalty rate specified in the Agreement should exceed the permissible rate established in any country, the royalty rate for sales in such country shall be adjusted to the highest legally permissible or government-approved rate.

10.8 If any Valid Claim included within the BIOTIUM LICENSED PATENTS that is a Covering Claim for any Licensed Product or country is held invalid in a final decision by a court of competent jurisdiction from which no appeal has or can be taken, or if any such Covering Claim expires, is allowed to lapse, or is revoked, or is otherwise no longer a Valid Claim, then all obligations to pay royalties on sales of such Licensed Product in such country based on such Valid Claim or any claim patentably indistinct therefrom will cease as of the date of such final decision, expiration, lapse, revocation or otherwise. LICENSEE will not, however, be relieved from paying any royalties that accrued before such date or that are based on another Covering Claim that remains a Valid Claim.

10.9 LICENSEE shall keep books of account in sufficient detail, in accordance with generally accepted accounting principles, to comply with the requirements of Section 10.5 (royalty reporting) and other terms of this Agreement. Commencing upon the [***] of the Effective Date of this Agreement (and each [***] thereafter) and up to [***] calendar days thereafter (defined herein after as the “[[***] Period”), upon the written request of BIOTIUM, LICENSEE shall permit, upon reasonable written notice, an independent certified public accountant, selected by BIOTIUM and acceptable to LICENSEE, to inspect those books of account, during normal business hours to verify the accuracy of any royalty report provided under Section 10.5, but no more often than [***]. For clarity, LICENSEE shall provide access to its own records, which includes worldwide total sales, but shall not be required to provide access to the records of its foreign AFFILIATES for any individual country where sales in that country account for less than [***] of total sales of identified Licensed Products. The accounting firm shall disclose to BIOTIUM only whether the royalty reports are correct or not and the specific details concerning any discrepancies. No other information shall be shared. To facilitate such record keeping, LICENSEE shall ensure that all Licensed Products sold by LICENSEE or its AFFILIATES shall bear a serial or lot number. BIOTIUM agrees that accounting information disclosed to the independent certified public accountant during such inspection shall be treated as LICENSEE’s Confidential Information. In the event BIOTIUM exercises the right to have an independent certified public accountant inspect LICENSEE’s records, the inspection must be completed within [***] calendar days from the [***] Period. The expense of such inspection shall be borne by BIOTIUM unless the inspection indicates that LICENSEE has reported and paid less than [***] of the full amount of royalties due and owing to BIOTIUM for the period covered by such inspection, in which case the reasonable expenses shall be borne by LICENSEE, in addition to payment of the underpayment and interest that may be due. BIOTIUM shall pay to LICENSEE the amount of any overpayment disclosed in such inspection.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

ARTICLE 11. RESALE RESTRICTIONS

11.1 It is the intention of the Parties that this Agreement represents a value added business relationship. Except as expressly authorized in this Agreement, LICENSEE shall not i) decompile or disassemble or otherwise attempt to reverse engineer any portion or components of the Biotium Products or otherwise attempt to derive or obtain any structure, process, technique, technology, know-how or ideas underlying or contained in the Biotium Products, ii) alter, modify or derivatize any portion or components of the Biotium Products, iii) authorize, or assist any Third-Party to do any of the foregoing. BIOTIUM agrees that LICENSEE shall have the right to conjugate the Biotium Products to antibodies.

ARTICLE 12. PROPRIETARY RIGHTS

12.1 Multiple proprietary rights of BIOTIUM, some of which are identified in Exhibit D, are the basis of the licenses granted under this Agreement. For the convenience of the Parties, consideration for all licenses granted under this AGREEMENT are consolidated into LICENSEE’s purchase price of the Licensed Products and a consolidated set of royalty and license payments by LICENSEE as set forth in Exhibit B (fees and royalties).

12.2 As set forth in Sections 3.2 a) and b), the transfer of Licensed Products to End-Users, as authorized hereunder, is accompanied by a label license for such End-Users to use the Licensed Products in the FIELD OF USE. LICENSEE shall mark all Licensed Products or its accompanying product inserts, as determined by LICENSEE, with the label license that is set forth in Exhibit E (label license). In the event LICENSEE desires to commercialize a Licensed Product in the field of DIAGNOSTICS, LICENSEE shall pay the license issuance fee for DIAGNOSTICS as agreed by the Parties upon signing an addendum to this AGREEMENT.

12.3 Consistent with the grant and limitations in Article 3 (Scope of Agreement), LICENSEE shall [***] actively promote the sale of Licensed Products. LICENSEE understands, however, that there may be proprietary rights owned by Third Parties that may be necessary for the commercialization of Licensed Products, and LICENSEE or its End-Users agrees that i) securing access to such Third Party rights is the responsibility of LICENSEE or its End-Users, and ii) subject to the following sentence and Sections 12.5 and 14.3 and Article 17, neither BIOTIUM nor any Affiliate of BIOTIUM has any responsibility or liability with respect to any such Third Party proprietary rights. BIOTIUM represents that to its knowledge no Third Party proprietary rights are required for LICENSEE to exercise its rights under this Agreement.

12.4 LICENSEE shall [***] notify BIOTIUM in writing of any claim received by LICENSEE in writing that any Biotium Product incorporated into a Licensed Product, or any Trademark licensed hereunder for use by LICENSEE in conjunction with any Licensed Product, infringes any copyright, trademark, patent or similar proprietary right of any party, or misappropriates any trade secret or similar proprietary right of any party.

12.5 BIOTIUM does not warrant the validity or enforceability of any Intellectual Property Rights relating to any Products. BIOTIUM warrants and represents, however, that at the time of the sale it is not aware of any infringement of any patents or patent applications or other Intellectual Property Rights owned by Third Parties which would prevent LICENSEE from using the Products.

ARTICLE 13. TRADEMARKS, PROMOTIONAL MATERIALS

13.1 Subject to the terms of this Agreement, BIOTIUM hereby grants to LICENSEE a non-transferable, nonsublicensable, nonexclusive limited license within the Territory to use the Trademarks, including CF®, without modification unless approved by BIOTIUM, solely in connection with LICENSEE’s marketing, sale and distribution of the Licensed Products.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

13.2 Licensed Product shall bear BIOTIUM’s CF® trademark for all product literature, including, but not limited to, product manual, MSDS and web product description. LICENSEE, its Affiliates, their distributors shall use or maintain the CF® trademark on Licensed Product sold, LICENSEE shall only advertise, promote, and market within the Territory the Licensed Products that bear BIOTIUM’s CF® trademark. All other labeling of Licensed Products shall be at the discretion of LICENSEE and its Affiliates. Notwithstanding anything to the contrary herein, LICENSEE shall have the right to sell Licensed Products under LICENSEE’s own trademark, including as shown in the materials specification sheet attached hereto as Exhibit F or any similar documentation. BIOTIUM reserves the right to modify Trademarks or substitute alternative marks upon the written consent of LICENSEE (not to be unreasonably withheld) for any or all of the Trademarks at any time upon [***] days prior written notice to LICENSEE and this Agreement including Exhibit D shall upon LICENSEE’s written consent automatically be amended to reflect such change. LICENSEE will use commercially reasonable efforts to incorporate such approved alternative Trademarks as soon as practical under the circumstances. The rights to the Trademarks granted under this Article shall automatically terminate upon the sale or other disposition to an End-User of the last Product sold to LICENSEE hereunder. Except as set forth in this Agreement, nothing contained in this Agreement shall grant to LICENSEE any right, title or interest in the Trademarks, whether or not specifically recognized or perfected under applicable laws, and LICENSEE irrevocably assigns to BIOTIUM all such right, title, and interest, if any, in any Trademarks. At no time during the term of this Agreement shall LICENSEE challenge or knowingly assist others to challenge the Trademarks or the registration thereto.

13.3 All representations of BIOTIUM Trademark(s) that LICENSEE intends to use shall be exact copies of those used by BIOTIUM or shall first be submitted to Biotium for approval (which shall not be unreasonably withheld) of design, color and other details. LICENSEE shall not engage in any activity intended to adversely affect the name, reputation or goodwill of BIOTIUM or the Products. In addition, LICENSEE shall fully comply with all reasonable guidelines, if any, communicated by BIOTIUM concerning the use of BIOTIUM Trademark(s).

13.4 BIOTIUM promotional and technical materials and publications, including electronic versions of such materials and publications displayed on the Web site of BIOTIUM or its Affiliates, are protected by copyright. With regard to such works that originate with BIOTIUM or its Affiliates (i.e., they are not attributable to a Third Party), BIOTIUM hereby grants LICENSEE the right to display, copy, and make derivative works of such materials and/or publications in whole or in part, as they relate to the Products. BIOTIUM will provide at no cost to LICENSEE electronic copies of art work related to the Products for use in LICENSEE’s marketing materials.

13.5 LICENSEE shall notify BIOTIUM of any infringement or misuse of BIOTIUM’s Trademarks of which LICENSEE becomes aware. BIOTIUM shall be solely responsible for prosecution and enforcement of any infringement of the BIOTIUM Trademarks.

ARTICLE 14. REPRESENTATIONS AND WARRANTIES

14.1 BIOTIUM represents and warrants to LICENSEE that it has the lawful right to grant to LICENSEE the license provided for in this Agreement.

14.2 Each Party represents and warrants to the other that (i) it is a company or corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized; and (ii) this Agreement constitutes the legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms.

14.3 BIOTIUM represents and warrants that i) the Biotium Products transferred to LICENSEE pursuant to this Agreement shall be delivered with full title, free and clear of all liens, claims and encumbrances, and will not be articles that may not be introduced into interstate commence in accordance with applicable Laws, ii) that the Biotium Products conform at the time of delivery and will conform to the Specifications for a period of [***] from delivery by BIOTIUM, provided that the Biotium Products are handled by LICENSEE under conditions as recommended in BIOTIUM’s product information sheet, and shall be merchantable and free of all defect in material and workmanship, iii) the Biotium Products when sold to LICENSEE, will not infringe the Intellectual property rights of any Third Party and iv) the BIOTIUM Trademarks licensed hereunder do and will not infringe any trademark or other Intellectual Property Right of any Third Party.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

14.4 If, after LICENSEE’s acceptance of Biotium Products under Section 8.2, BIOTIUM receives notice of defects or nonconformance to the Specifications during the warranty period, BIOTIUM will replace the affected Products at no cost to LICENSEE. If BIOTIUM is unable, within [***] days, to replace or correct a defect or non-conformance in a Biotium Product to a condition as warranted, LICENSEE will be entitled to a refund of the purchase price. BIOTIUM may request return of the defected or non-conforming Biotium Product. BIOTIUM will pay expenses for shipment of both defective and replacement Products.

14.5 The above warranties do not apply to defects resulting from improper or inadequate handling and storage by LICENSEE or its End-Users or Distributors; unauthorized modification; improper use or operation outside of the Specifications for the Biotium Product; and abuse, negligence, accident, loss or damage in transit.

14.6 All Product defects or suspected defects during the warranty period will be managed by an authorized LICENSEE representative who may place a call to BIOTIUM’s designated technical service followed up with the description of the Product problem in sufficient detail as to allow BIOTIUM to assess the source of the problem. All service calls placed by LICENSEE will be responded to either by email or by phone within [***] business days with a proposed remedy to the Product’s problem being determined by BIOTIUM as soon as commercially feasible after LICENSEE’s initial service call.

14.7 BIOTIUM represents, warrants and covenants that: (i) all Products shall, at the time of delivery, have been manufactured, stored and packaged in accordance with all applicable Laws, regulations and Agency requirements; and (ii) BIOTIUM shall comply with, and give all notices required by, all applicable Laws, ordinances, rules, regulations and Lawful orders of any public authority or Agency (including, without limitation, child labor Laws) bearing on the performance of this Agreement. BIOTIUM shall notify LICENSEE if it becomes aware of any non-compliance with the foregoing requirements and shall take all appropriate action necessary to comply with such Laws, ordinances, rules, regulations and Lawful orders.

14.8 There is no actual or, to BIOTIUM’s knowledge, threatened litigation concerning: (i) BIOTIUM that affects BIOTIUM’s ability to comply with this Agreement; or (ii) any Products.

14.9 These representations and warranties shall be ongoing representations and warranties during the term of this Agreement, and BIOTIUM shall immediately notify LICENSEE of any change in the status of the representations and warranties set forth in this Article 14. Any breach of this Article 14 shall constitute a material breach of the Agreement.

14.10 EXCEPT FOR THE EXPRESS WARRANTIES AND REPRESENTATIONS STATED IN THIS AGREEMENT, NEITHER PARTY NOR ITS AFFILIATES MAKES ANY ADDITIONAL WARRANTIES OR REPRESENTATIONS, EXPRESS OR IMPLIED OR STATUTORY, AS TO ANY MATTER WHATSOEVER AND BIOTIUM AND ITS AFFILIATES EXPRESSLY DISCLAIM ANY AND ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

ARTICLE 15. CONFIDENTIALITY

15.1 Each Party agrees to maintain, and require its Affiliates and its and their employees to maintain, Confidential Information of the other Party with the same degree of care it uses to protect its own Confidential Information, but in no event less than a reasonable degree of care. Each Party agrees not to use, and require its Affiliates and its and their employees not to use, the Confidential Information of the other Party for any purpose other than performing its obligations and exercising its rights under this Agreement, except as otherwise explicitly set forth in this Article.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

15.2 Each Party agrees to maintain in confidence and not to disclose to any third party, both during and for [***] years subsequent to the term of this Agreement, any Confidential Information of the other Party or its Affiliates hereunder. The above notwithstanding, royalty reports shall remain confidential in perpetuity.

15.3 Notwithstanding anything in this Agreement to the contrary, BIOTIUM and LICENSEE may disclose Confidential Information on a need-to-know basis to their respective Affiliates, and their respective employees, agents, consultants, and contractors, provided that any such parties are bound by a substantially similar duty of confidentiality and non-use as this Article 15.

15.4 Without granting any right or license to the use of its Confidential Information, except as specifically provided hereunder, each Party agrees that the limitations of non-use and non-disclosure of Confidential Information it provides to the other Party under this Agreement shall not apply to such information, to the extent and only to the extent, that the receiving Party can establish by competent evidence that it:

(i) is now or hereafter becomes generally known or available to the public without the receiving Party’s breach of this Agreement or any confidentiality agreement between the Parties; or

(ii) is independently developed by or for the receiving Party by individuals without access to or knowledge of the Confidential Information of the providing Party; or

(iii) was acquired by the receiving Party before receiving such information from the providing Party under this Agreement, without an obligation of confidentiality owed to the disclosing party with respect to such information; or

(iv) is hereafter rightfully furnished to the receiving Party by a third party without any breach of an obligation of confidentiality to the providing Party.

15.5 For purposes of clarifying Section 15.4 (confidentiality exclusions), information that is combined, synthesized or used by the providing Party in a particular manner, as provided to the receiving Party under this Agreement, shall not be deemed “known”, “available”, “developed”, “acquired”, or “furnished” separately to the receiving Party merely because the various pieces of information were previously known, available, developed, acquired, or furnished without being so combined, synthesized or used.

15.6 A receiving Party may disclose Confidential Information if required to do so by applicable law, an administrative or court order, or governmental regulation (including regulations applicable to the public sale of securities); provided that the receiving Party promptly notifies, if possible, the providing Party when it learns that disclosure may be required, to enable the disclosing Party to seek a protective order for the disclosure of the Confidential Information. Any information disclosed pursuant to this Section 15.6 will remain the Confidential Information of the providing Party and subject to this Agreement.

15.7 A Party may, without the prior written consent of the other Party, disclose the terms of this Agreement to (a) its Affiliates, or their lawyers or other paid consultants or advisors, under substantially the same terms as this Article 15 (confidentiality requirements), solely for the purpose of discussions related to this Agreement and (b) actual and bona fide potential investors, acquirors, lenders and other business partners, on a need-to-know basis and under customary confidentiality obligations. Any information disclosed pursuant to this Section 15.7 will remain the Confidential Information of the providing Party and subject to this Agreement. A Party may also disclose the terms of this Agreement to the extent required under applicable Laws (including regulations applicable to the public sale of securities), provided that such Party seeks confidential treatment of the sensitive technical, financial and commercial terms of this Agreement, to the extent permitted under applicable Laws, and gives the other Party advance notice of such disclosure.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

15.8 Any announcements or similar publicity with respect to the execution of this Agreement shall be agreed upon among the Parties in writing in advance of such announcement. Neither Party shall make a public announcement related to this Agreement without the prior written consent of the other Party, except that information previously approved for disclosure under this Section 15.8 may be publicly disclosed without such consent. Notwithstanding the foregoing, each Party may disclose information to the extent required by Law (including regulations applicable to the public sale of securities) without the other Party’s consent, and shall give advance notice to the other Party of such disclosure.

15.9 The price of Biotium Products granted to LICENSEE pursuant to this Agreement is Confidential Information of the Parties, and neither Party shall disclose such price in any quote to any third party, except for disclosures otherwise permitted in this Article 15.

15.10 No chemical structures, components or formulations of BIOTIUM Products shall be disclosed by LICENSEE without written permission from BIOTIUM, unless such information is publicly identified by BIOTIUM in conjunction with BIOTIUM Products or is required to be disclosed by applicable Laws.

15.11 Upon termination of this Agreement, the Parties will destroy or return to the disclosing party Confidential Information received from the other in its possession within [***] days following the receipt of a written notice requesting such destruction or return. The Parties will provide each other, within [***] days following such destruction or return, with a written notice that Confidential Information has been returned or destroyed. Each Party may, however, retain one copy of Confidential Information for archival purposes in secure files.

ARTICLE 16. LIMITATION OF LIABILITY

16.1 NOTWITHSTANDING ANYTHING CONTAINED IN THIS AGREEMENT TO THE CONTRARY (BUT SUBJECT TO SECTION 16.3), IN NO EVENT SHALL EITHER PARTY BE LIABLE, WHETHER IN CONTRACT, TORT, WARRANTY, OR UNDER ANY STATUTE (INCLUDING WITHOUT LIMITATION ANY TRADE PRACTICE, UNFAIR COMPETITION OR OTHER STATUTE OF SIMILAR IMPORT) OR ON ANY OTHER BASIS, FOR INDIRECT, PUNITIVE, MULTIPLE, INCIDENTAL, CONSEQUENTIAL OR SPECIAL DAMAGES SUSTAINED BY A PARTY OR ANY OTHER PERSON ARISING OUT OF OR IN CONNECTION WITH ANY ASPECT OF THIS AGREEMENT OR ITS PERFORMANCE OR ANY FAILURE IN PERFORMANCE OR BREACH, OR THE USE OR PERFORMANCE, OR CONSEQUENCES OF USE OR PERFORMANCE, OF ANY PRODUCTS MANUFACTURED OR FURNISHED BY BIOTIUM OR LICENSEE WHETHER OR NOT FORESEEABLE AND WHETHER OR NOT A PARTY IS ADVISED OF THE POSSIBILITY OF SUCH DAMAGE, INCLUDING, WITHOUT LIMITATION, DAMAGES ARISING FROM OR RELATED TO LOSS OF USE, LOSS OF DATA, FAILURE OR INTERRUPTION OR FOR LOSS OF REVENUE OR PROFITS, LOSS OF GOODWILL, OR LOSS OF BUSINESS UNLESS EXPLICITLY PROVIDED FOR HEREIN.

16.2 TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE TOTAL AGGREGATE LIABILITY OF EITHER PARTY ARISING FROM THIS AGREEMENT SHALL IN NO EVENT EXCEED [***].

16.3 NOTWITHSTANDING THE FOREGOING, SECTIONS 16.1 AND 16.2 WILL NOT APPLY TO DAMAGES AVAILABLE FOR GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR BREACH OF ARTICLE 15 OR INDEMNIFICATION OBLIGATIONS UNDER ARTICLE 17.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

16.4 IT IS EXPRESSLY UNDERSTOOD AND AGREED THAT EACH AND EVERY PROVISION OF THIS AGREEMENT WHICH PROVIDES FOR A LIMITATION OF LIABILITY, DISCLAIMER OF WARRANTIES OR EXCLUSION OF DAMAGES, IS INTENDED BY THE PARTIES TO BE SEVERABLE AND INDEPENDENT OF ANY OTHER PROVISION AND TO BE ENFORCED AS SUCH.

16.5 LICENSEE shall maintain in effect product liability insurance, in an amount of at least one million dollars.

ARTICLE 17. INDEMNIFICATION

17.1 LICENSEE agrees to defend the BIOTIUM Indemnified Parties at its cost and expense, and will indemnify and hold BIOTIUM, its Affiliates and their respective directors, officers, employees and agents (the “BIOTIUM Indemnified Parties”) harmless from and against any liabilities, losses, costs, damages, fees or expenses (including reasonable attorney’s fees) arising out of any claim brought by a Third Party to the extent resulting from (i) any breach by LICENSEE of any of its representations, warranties or obligations pursuant to this Agreement or (ii) personal injury or property damage from the use, sale or other disposition of any product or service offered by LICENSEE and/or collaborators under this Agreement to the extent such injury or damage is caused by LICENSEE’s failure to handle or use the Licensed Products as instructed or use by LICENSEE of the Licensed Product outside the scope of the license, rights, and permissions granted or authorized under this Agreement, except in all cases to the extent caused by the negligence or willful misconduct of any BIOTIUM Indemnified Parties or BIOTIUM’s breach of this Agreement.

17.2 BIOTIUM agrees to defend the LICENSEE Indemnified Parties at its cost and expense, and will indemnify and hold LICENSEE, its Affiliates, their Distributors, their customers, and their respective directors, officers, employees and agents (the “LICENSEE Indemnified Parties”) harmless from and against any liabilities, losses, costs, damages, fees or expenses (including reasonable attorney’s fees) arising out of any claim brought by a Third Party to the extent resulting from (i) any breach by BIOTIUM of any of its representations, warranties or obligations pursuant to this Agreement or (ii) personal injury or property damage arising from or related to Biotium Product provided under this Agreement other than to the extent such injury or damage is caused by LICENSEE’s failure to handle or use the Products as instructed by BIOTIUM or a use by LICENSEE of the Product outside the scope of the license, rights, and permissions granted or authorized under this Agreement, or (iii) the negligence or willful misconduct of any BIOTIUM Indemnitee, except in all cases to the extent caused by the negligence or willful misconduct of any LICENSEE Indemnified Parties or LICENSEE’s breach of this Agreement.

BIOTIUM agrees to defend, indemnify and hold harmless the LICENSEE Indemnified Parties from and against any liabilities, losses, costs, damages, fees or expenses (including reasonable attorney’s fees) arising out of any claim brought by a Third Party alleging that the Product infringes any Intellectual Property Right of a Third Party except where such infringement (i) is due to a combination with, an addition to, or a modification of the Product after delivery by BIOTIUM hereunder wherein the Product itself would not infringe but for such combination, addition to, or modification, or (ii) is due to a use of the Product not authorized by this Agreement.

BIOTIUM agrees to defend, indemnify and hold harmless the LICENSEE Indemnified Parties from and against any liabilities, losses, costs, damages, fees or expenses (including reasonable attorney’s fees) arising out of compliance with the label licensing requirements of this Agreement including, without limitation, the label licensing requirements of Section 12.2 and trademark labeling requirements of Article 13.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

17.3 Whenever any claim shall arise for indemnification hereunder, the Party seeking indemnification (the “Indemnified Party”) shall promptly notify the Party from whom indemnification is sought (the “Indemnifying Party”). Such notice shall specify the nature of the claim and, when known, the facts constituting the basis for, as well as the amount or an estimate of the amount of the liability arising from, such claim. Failure to promptly notify shall not relieve a Party from its indemnity obligations hereunder except to the extent of prejudice caused by such failure. The Indemnified Party shall not settle or compromise any claim by a Third Party for which it is entitled to indemnification hereunder without the prior written consent of the Indemnifying Party, which shall not be unreasonably withheld, unless suit shall have been instituted against it and the Indemnifying Party shall not have taken control of such suit after notification thereof as provided in Section 17.4.

17.4 In connection with any claim giving rise to indemnity under Article 17 of this Agreement, the Indemnifying Party at its sole cost and expense shall assume the defense of any such claim or legal proceeding. The Indemnified Party shall be entitled to participate in (but not control) the defense of any such action, with its counsel and at its own expense. If the Indemnifying Party does not assume the defense of any such claim or litigation resulting therefrom within [***] after the date written notice of such claim is given, the Indemnified Party may defend against such claim or litigation, without prejudice to pursue its rights of indemnity under this Agreement. In such event, the Indemnified Party may defend in a manner as it may deem appropriate, including, but not limited to, settling such claim or litigation on such terms as the Indemnified Party may deem appropriate, and the Indemnifying Party shall be entitled to participate in (but not control) the defense of such action, with its counsel and at its own expense. The Parties shall cooperate with each other in the defense of any such Third Party claim pursuant to this Article 17.

ARTICLE 18. TERM AND TERMINATION

18.1 This Agreement shall commence on the Effective Date and, unless terminated earlier pursuant to this Article, this Agreement shall expire on the expiration of the last to expire of the Valid Claims within the BIOTIUM LICENSED PATENTS.

18.2 In the event that no purchases of the Biotium Products are made for a [***] period, either Party may, at its election, terminate this Agreement upon [***] days prior written notification to the other according to Section 19.1 (notice requirements); provided that, if such termination is by BIOTIUM, LICENSEE may cure such lack of purchases during such [***] day period after notice is received by purchasing Product.

18.3 This Agreement shall terminate upon written notice by one Party to the other in the event the other Party shall become insolvent, or shall ask its creditors for a moratorium, or shall file a voluntary bankruptcy petition, or shall suffer appointment of a temporary or permanent receiver, trustee, or custodian, for all or a substantial part of its assets who shall not be discharged within [***] days.

18.4 Either Party may terminate this Agreement for material breach by the other Party of this Agreement by notifying the other Party in writing of such breach and allowing the other Party [***] days within which to cure such breach. If such breach is not cured within [***] days from receipt of such notice of breach, the non-breaching Party may terminate this Agreement by written notice to the breaching Party; provided that (a) if such breach is capable of cure but not during such [***]-day period, then the non-breaching Party shall not have the right to terminate this Agreement if the breaching Party commences diligent efforts to cure such breach within such period and for so long as such efforts continue and (b) if the breaching Party disputes in good faith the existence or materiality of a breach described in any such notice, the non-breaching Party shall not have the right to terminate this Agreement unless and until there is a final determination in accordance with Section 21.5 that the other Party has materially breached this Agreement and such other Party fails to cure such breach within [***] days thereafter.

18.5 Expiration or termination of this Agreement for any reason shall not release any Party hereto from any liability which, at the time of such expiration or termination, has already accrued to the benefit of the other Party or which is attributable to a period prior to such expiration or termination nor preclude any Party from pursuing any rights and remedies it may have hereunder or at law or in equity with respect to any breach of this Agreement. In particular, LICENSEE’s payment obligations accrued through termination as well as obligation of both Parties under firm orders for purchase and delivery of Products at the time of such termination shall survive any termination of this Agreement.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

18.6 Any termination of this Agreement shall not affect the rights and obligations set forth in the following Sections and Articles: Section 5.1 (with respect to Purchase Orders submitted during the term of this Agreement), 7.6 and 18.6 and Articles 2, 3 (with respect to Products purchased during the term of this Agreement), 5.1, 8, 9, 10, 14, 15, 16, 17, 19, 20, and 21, any terms that by their nature should survive, and this paragraph shall survive the expiration or termination of this Agreement for any reasons.

ARTICLE 19. NOTICES

19.1 All notices and requests required or authorized hereunder shall be given in writing either by personal delivery; by registered or certified mail, return receipt requested; or by recognized overnight courier. Such notice shall be deemed to have been given upon such date that it is so personally delivered; the date three (3) days after it is deposited in the mail; or the date the same is received if sent by overnight courier, irrespective of the date appearing therein.

If to BIOTIUM:	BIOTIUM, INC.
Attention: Business Development
46117 Landing Parkway
Fremont, CA 94538

If to LICENSEE:	Cytek Biosciences, Inc. Attention:
46107 Landing Parkway
Fremont, CA 94538

ARTICLE 20. DISPUTE RESOLUTION

20.1 In the event any Party claims breach of this Agreement, or in the event of any other dispute arising out of or in connection with this Agreement, the Parties shall consult with each other in good faith on the most effective means to cure the breach and to achieve any necessary restitution of its consequences or resolve the dispute. This consultation shall be undertaken within a period of [***] days following the receipt of a written request to consult, and the consultation period shall not exceed [***] days. Each Party shall have the right to seek injunctive or other equitable relief from a court of competent jurisdiction, and such an action may be filed and maintained notwithstanding any ongoing consultation between the Parties.

ARTICLE 21. GENERAL

21.1 Amendments

No change, amendment, modification, extension, termination, or waiver of this Agreement, or any of the provisions herein contained, shall be valid unless made in writing and signed by duly authorized representatives of the Parties hereto.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

21.2 Force Majeure

Neither Party shall be liable for any failure or delay in its performance under this Agreement due to causes, including, but not limited to, acts of God, acts of civil or military authority, fires, epidemics, floods, earthquakes, riots, wars, sabotage, which are beyond its reasonable control; provided that the delayed Party: (i) gives the other Party written notice of such cause and (ii) uses its reasonable efforts to correct such failure or delay in its performance. The delayed Party’s time for performance or cure shall be extended for a period equal to the duration of the cause.

21.3 Relationship of Parties

The Parties to this Agreement are independent contractors. Neither Party nor its respective employees, consultants, contractors or agents are agents, employees or joint ventures of the other, nor do they have any authority to bind the other by contract or otherwise to any obligation. Neither Party will represent to the contrary, either expressly, implicitly, by appearance or otherwise.

21.4 Assignment

Neither this Agreement nor any rights or benefits hereunder shall be assignable or transferable by either Party without the prior written consent of the other Party, which consent shall not be unreasonably withheld. In addition, either Party may assign this Agreement without such consent to a successor entity resulting from its merger, acquisition or the sale of all or substantially all of the capital stock or assets of such Party. Any assignment not in accordance with this paragraph shall be void. This Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the Parties.

21.5 Governing Law and Venue

This Agreement and all matters connected with the performance thereof shall be governed by and construed and enforced in accordance with the laws of the State of California without regard to conflict of laws provisions, except that any dispute with respect to infringement, validity, or enforceability of any patent or published patent application shall be governed by and construed and enforced in accordance with the laws of the jurisdiction in which such patent is issued or such patent application is published. Any litigation or other dispute resolution between the Parties relating to this Agreement shall take place in California. By executing this Agreement, the Parties consent to personal jurisdiction of, and venue within, the state and federal courts of the State of California. The Parties agree that the provisions of the United Nations Convention on Contracts for the International Sale of Goods will not apply to this Agreement or to the transactions conducted under this Agreement.

21.6 Export Control Laws

Each Party will observe all applicable United States and foreign laws with respect to the transfer of the Products and related technical data to foreign countries, including, without limitation, the International Traffic in Arms Regulations (ITAR) and the Export Administration Regulations.

21.7 Interpretation

Whenever required by the context, the singular term shall include the plural, the plural term shall include the singular, and the gender of any pronoun shall include all genders. Whenever the last day for the exercise of any privilege or the discharge of any duty hereunder shall fall on a Saturday, Sunday, or national or local holiday, the Party having such privilege or duty shall have until 5:00 pm on the next succeeding business day to exercise such privilege or to discharge such duty. It is further agreed that no usage of trade or other regular practice between the Parties hereto shall be used to interpret or alter the terms of this Agreement. Since the Parties have participated jointly in the negotiation and drafting of this Agreement, in the event an ambiguity or question of interpretation arises, no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of authorship of any provision of this Agreement.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

21.8 Severability

If for any reason a court of competent jurisdiction finds any provision of this Agreement, or portion thereof, to be unenforceable, that provision of the Agreement shall be enforced to the maximum extent permissible so as to effect the intent of the Parties, and the remainder of this Agreement shall continue in full force and effect.

21.9 No Waiver

Failure by either Party to enforce any provision of this Agreement shall not be deemed a waiver of future enforcement of that or any other provision.

21.10 Counterparts

This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which will constitute but one and the same instrument.

21.11 Complete Agreement

This Agreement, including all Exhibits, constitutes the entire agreement between the Parties with respect to the subject matter hereof, and supersedes and replaces all prior or contemporaneous understandings or agreements, written or oral, regarding such subject matter, including the CDA, which is hereby terminated. No amendment to or modification of this Agreement shall be binding unless in writing and signed by a duly authorized representative of both Parties.

21.12 Third Party Beneficiaries

No third party beneficiary rights are conferred or are intended to be conferred by this Agreement.

21.13 Headings

Headings in this Agreement are for convenience only, and shall not be used to and shall not affect the meaning or interpretation of this Agreement.

21.14 Full Disclosure/Authorization

The statements and representations and commitments made by BIOTIUM in this Agreement or any Exhibit hereto do not contain any untrue statement of a material fact or omit any material fact necessary in order to make the statements contained therein misleading.

21.15 Rights in Bankruptcy.

All licenses and other rights granted under or pursuant to this Agreement by BIOTIUM are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code, licenses of right to “intellectual property” as defined under Section 101 of the U.S. Bankruptcy Code. The Parties agree that LICENSEE, as licensee of certain rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the U.S. Bankruptcy Code.

Signature Page Follows

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Each of the undersigned represents and warrants that he is duly authorized to execute this Agreement and thereby bind his respective Party and that all required approvals have been obtained for the execution of this Agreement, which Agreement shall be binding on the Parties as of the Effective Date. For purposes hereof, a facsimile of a signed copy shall have the same force and effect as an original signed Agreement.

BIOTIUM, INC.		LICENSEE: CYTEK BIOSCIENCES, INC.

By:	/s/ Dr. Fei Mao	By:	/s/ WenBin Jiang, Ph.D.

Name/Title: Dr. Fei Mao		Name/Title: WenBin Jiang, Ph.D.
President and CEO		Chief Executive Officer

Date: September 17, 2020		Date: September 16, 2020

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EXHIBIT A: BIOTIUM PRODUCT AND DISCOUNT PRICE

Biotium Products available to be supplied under this Agreement, as set forth in Article 3 (scope of agreement), are identified in the following Exhibit. Pursuant to Section 4.1 (Price), BIOTIUM agrees to offer Biotium Product at Price listed in this Exhibit.

BIOTIUM PRODUCT EXHIBIT

Part No.	Product Name	Unit Size	Quantity	Leadtime	U.S. List Price (2020)	Discount Off List Price (%)
[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

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EXHIBIT B: UPFRONT FEES AND ROYALTY

In consideration of the rights granted under this Agreement, LICENSEE shall pay a one-time non-refundable, non-creditable license upfront fee relating to the license of Biotium Products for FIELD OF USE as specified below.

LICENSEE shall have the option to license additional Biotium Product(s) at a later time upon signing of an addendum to this Agreement and paying additional license fee.

LICENSEE shall have the option to license Biotium Product(s) for DIAGNOSTICS FIELD OF USE added at a later time upon signing of an addendum to this Agreement and paying additional license fee.

Biotium Products	Amount of fee	Due date
[***]	$10,000	Within 30 days after execution of this Agreement and receipt of Invoice from BIOTIUM
[***]	$10,000	Within 30 days after execution of this Agreement and receipt of Invoice from BIOTIUM
[***]	$0	N/A

Royalty Report

In further consideration of the rights granted under this Agreement, LICENSEE shall pay BIOTIUM a running royalty of [***] of LICENSEE’s worldwide NET SALES of Licensed Products sold in the FIELD OF USE under this Agreement from the EFFECTIVE DATE.

Royalty payments shall be payable to BIOTIUM within [***] days following the end of each [***] in which the corresponding Licensed Products are sold or otherwise transferred for compensation to a third party, and shall be sent to BIOTIUM in conjunction with the report due to BIOTIUM under Section 10.5 (royalty reporting). No royalties shall be due for free replacements or nominal quantities of free samples, or internal routine testing of nominal quantities of Licensed Products for purposes of quality control, product development, product testing, sales demonstrations, collaborations and other non-revenue generating uses of Licensed Products.

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EXHIBIT C

CERTIFICATE OF ANALYSIS

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EXHIBIT D: BIOTIUM LICENSED PATENTS

PATENT EXHIBIT

Title	Patent/Publication#	Issue Date
[***]	[***]	[***]
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TRADEMARK EXHIBIT

Trademark	Registration No.	Date of Registration	Classification
CFO®	5,306,048	10/10/2017	Class 1

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Exhibit E: Limited Use Label License Statement

Purchase of this product includes an immunity from suit under patents specified in the product insert to use only the amount purchased for RESEARCH and ASR use. The use of this product for providing medical, therapeutic or diagnostic testing is expressly excluded. For more information contact Biotium, Inc. at btinfo@biotium.com.

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Exhibit F: Materials Specifications Sheet

See attached

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Human peripheral lymphocytes stained with cFluor

YG584 CD4. Staining with an Isotype control,

cFluor YG584 Mouse IgGl, K (Catalog number: R7-

20XXX) is shown in the open histogram.

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